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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 10, 2002

                         COMMISSION FILE NUMBER: 0-15097

                        WESTIN HOTELS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   91-1328985
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 1-800-323-5888
              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On April 10, 2002 Westin Hotels Limited Partnership (the "Partnership") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Partnership's independent auditors and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Partnership's independent auditors for 2002. This determination was approved by the Board of Directors of Westin Realty Corp., the General Partner of the Partnership.

      During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The audit reports of Andersen on the Partnership's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Partnership's two most recent fiscal years and through the date hereof.

      The Partnership provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 10, 2002, stating its agreement with such statements.

      During the years ended December 31, 2001 and 2000 and through the date hereof, the Partnership did not consult Ernst & Young regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

       16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002.

       99.1 Press release dated April 10, 2002 of Westin Hotels Limited Partnership.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WESTIN HOTELS LIMITED PARTNERSHIP
                                  (a Delaware limited partnership)

                                  By:  WESTIN REALTY CORP.,
                                         Its sole General Partner


                                  By: /s/ Alan M. Schnaid
                                     -----------------------------
                                     Name:  Alan M. Schnaid
                                     Title: Vice President


Dated: April 10, 2002